Accounts receivable, net of credit expected losses - Summary of the Activity on the Expected Credit Loss Allowance for Trade Receivables (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Allowance for Credit Loss [Abstract]
Balance, beginning of year	$ 10,795	$ 3,205
Impact of adoption of ASC 326	0	1,076
Provisions	11,713	12,270
Recoveries and write-off	(8,475)	(7,369)
Foreign currency translation adjustment	(1,058)	1,613
Balance, end of year	$ 12,975	$ 10,795